Transamerica TransUltraSM
                        Variable Universal Life Insurance
                                    Issued by
                 Transamerica Occidental Life Insurance Company
                             Separate Account VUL-5

                        Supplement Dated February 4, 2002

                                       To

                          Prospectus Dated May 1, 2001


The following information supplements the Prospectus. You should read it together with the Prospectus.

The following Surrender Penalty Deferral Endorsement provision is added to the OTHER BENEFITS section on page 59 of the prospectus, as follows:

     Surrender Penalty Deferral Endorsement

     This endorsement may only be added to the policy at the time the policy is issued. There is no charge for this endorsement. If approved in the state in which you apply for the policy, the endorsement will be added to your policy at issue if the required premium per year for your policy is at least $50,000 and you request the endorsement on your application.

     This endorsement allows you, on a one-time basis, to defer the surrender penalty due the first time you request a decrease in the face amount on or after the fifth policy anniversary. If you subsequently request another decrease in face amount or a full or partial surrender during the surrender penalty period for the policy, we will assess the deferred surrender penalty plus the surrender penalty due from this subsequent transaction.

     We will not defer the surrender penalty for a full or partial surrender. We will not defer the surrender penalty for a decrease in face amount effective prior to the end of the fifth policy year. You will be assessed the appropriate surrender penalty in those circumstances.